EXHIBIT 10.1

CONSENT OF INDEPENDENT AUDITOR


To the Board of Directors and Stockholders of Heritage Management, Inc.

We hereby consent to the incorporation by reference, in this Registration Statement on Form SB-1 of Heritage Management, Inc. of our report dated June 30, 2003 relating to the financial statements of Heritage Management, Inc. appearing in the Registrant's Form SB-1 of Heritage Management, Inc. for the year ended December 31, 2002.




/s/ Malone & Bailey, PLLC
-------------------------
    Malone & Bailey, PLLC
    www.malone-bailey.com
    Houston, Texas


September 17, 2003